EQ ADVISORS TRUSTSM

MULTIMANAGER TECHNOLOGY PORTFOLIO

SUPPLEMENT DATED DECEMBER 1, 2017 TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2017, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information (“SAI”) and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the addition of a portfolio manager to the following Portfolio (the “Portfolio”):

Multimanager Technology Portfolio

Effective December 1, 2017, the table in the section of the Prospectus entitled “Multimanager Technology Portfolio – Who Manages the Portfolio – Sub-Adviser: Wellington Management Company LLP (“Wellington”)”, is amended to include the following:

Name	Title	Date Began Managing the Portfolio
Brian Barbetta	Managing Director and Global Industry Analyst of Wellington	December 2017

Effective December 1, 2017, the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Wellington Management Company LLP” is amended to include the following information:

John F. Averill, CFA, Brian Barbetta, Anita M. Killian, CFA and Bruce L. Glazer are jointly and primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio.

Brian Barbetta, is a Managing Director and a Global Industry Analyst on the Technology Team at Wellington. His coverage includes the internet and video game software companies across all market caps. Mr. Barbetta joined Wellington Management in 2012 after receiving his MBA from the Massachusetts Institute of Technology (Sloan). Prior to business school, he worked at Analysis Group Inc. as a Senior Analyst from 2008 through 2010, and as an Analyst from 2006 through 2007.

Effective December 1, 2017, the section of the SAI entitled “Appendix C – EQ Advisors Trust – Portfolio Manager Information – Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”)” is amended to include the following information:

Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2016						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets
Multimanager Technology Portfolio
Brian Barbetta*	1	$13.2	10	$286.6	17	$38.9	0	N/A	1	$61.8	0	N/A

* Information for Mr. Barbetta has been provided as of September 30, 2017.

Ownership of Securities of the Fund as of December 31, 2016

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Multimanager Technology Portfolio
Brian Barbetta*	X

* Information for Mr. Barbetta has been provided as of September 30, 2017.